                                                                      EXHIBIT 21

                              OWENS-ILLINOIS, INC.

                         SUBSIDIARIES OF THE REGISTRANT

The Registrant had the following subsidiaries at December 31, 2001 (subsidiaries are indented following their respective parent companies):

                                                              STATE/COUNTRY OF INCORPORATION
                            NAME                                     OR ORGANIZATION
------------------------------------------------------------  ------------------------------
Owens-Illinois Group, Inc...................................  Delaware
  OI Health Care Holding Corp...............................  Delaware
  OI General Finance Inc....................................  Delaware
  OI Plastic Products FTS Inc...............................  Delaware
    Specialty Packaging Licensing Company Limited...........  Delaware
    Owens-Illinois Closure Inc..............................  Delaware
      Product Design & Engineering, Inc.....................  Minnesota
      O-I Brazil Closure Inc................................  Delaware
    Owens-Illinois Prescription Products Inc................  Delaware
      OI Medical Inc........................................  Delaware
        MARC Industries, Inc................................  Delaware
          Specialty Packaging Products de Mexico, S.A. de
          C.V...............................................  Mexico
        OI Medical Holdings, Inc............................  Delaware
          Anamed International, Inc.........................  Nevada
            Owens-BriGam de Mexico..........................  Mexico
          Martell Medical Products, Inc.....................  California
          Owens-BriGam Medical Company......................  Delaware
          BriGam, Inc.......................................  North Carolina
            BriGam Medical Inc..............................  North Carolina
            BriGam Ventures, Inc............................  North Carolina
    Owens-Brockway Plastic Products, Inc....................  Delaware
      Owens-Illinois Specialty Products Puerto
      Rico, Inc.............................................  New Jersey
      OI Regioplast STS Inc.................................  Delaware
        Regioplast S.A. de C.V..............................  Mexico
      OI Australia Inc......................................  Delaware
        Owens-Illinois Plastics Ltd.........................  Australia
          ACI America Holdings Inc..........................  Delaware
            Continental PET Technologies Inc................  Delaware
              Continental PET Technologies de Mexico, S.A.
                de C. V.....................................  Mexico
              Continental PET Technologies Magyaoroszag
                Kft.........................................  Hungary
              Continental PET do Brasil Ltda................  Brazil
  OI Venezuela Plastic Products Inc.........................  Delaware
    OI Plasticos de Venezuela C.A...........................  Venezuela
    OI General FTS Inc......................................  Delaware
      OI Castalia STS Inc...................................  Delaware
      OI Levis Park STS Inc.................................  Delaware
      OI AID STS Inc........................................  Delaware

                                                                      EXHIBIT 21

                              OWENS-ILLINOIS, INC.

                   SUBSIDIARIES OF THE REGISTRANT (CONTINUED)

                                                              STATE/COUNTRY OF INCORPORATION
                            NAME                                     OR ORGANIZATION
------------------------------------------------------------  ------------------------------
      Owens-Illinois General Inc............................  Delaware
        Owens Insurance, Ltd................................  Bermuda
        OI Holding Company, Inc.............................  Ohio
        Owens-Illinois Foreign Sales Corp...................  Virgin Islands
        Universal Materials, Inc............................  Ohio
    Owens-Brockway Packaging, Inc...........................  Delaware
      Owens-Brockway Glass Container, Inc...................  Delaware
        Brockway Realty Inc.................................  Pennsylvania
        Brockway Research Inc...............................  Delaware
        NHW Auburn LLC......................................  Delaware
        OI Auburn Inc.......................................  Delaware
        Seagate, Inc........................................  Ohio
        OIB Produvisa Inc...................................  Delaware
        OI Consol STS Inc...................................  Delaware
        OI California Containers Inc........................  Delaware
        OI Puerto Rico STS Inc..............................  Delaware
          Owens-Illinois de Puerto Rico.....................  Ohio
        OI Eduador STS Inc..................................  Delaware
          Cristaleria del Ecuador, S. A.....................  Ecuador
        OI Peru STS Inc.....................................  Delaware
          Vidrios Industriales S. A.........................  Peru
            Compania Manufactura De Vidrio Del Peru.........  Peru
        OI Poland, Inc......................................  Delaware
          Huta Szkla Jaroslaw S. A..........................  Poland
          Huta Szkla Antoninek Sp.zo.o......................  Poland
        OI Hungary Inc......................................  Delaware
          United Hungarian Glass Containers Kft.............  Hungary
        OI Thailand Inc.....................................  Delaware
          OI Pacific (Machinery and Distribution) Limited...  Thailand
        OI International Holdings Inc.......................  Delaware
          OI Global C.V.....................................  Netherlands
            Owens-Illinois (Australia) Pty. Ltd.............  Australia
              ACI Packaging Services Pty. Ltd...............  Australia
                ACI Operations Pty. Ltd.....................  Australia

                                                                      EXHIBIT 21

                              OWENS-ILLINOIS, INC.

                   SUBSIDIARIES OF THE REGISTRANT (CONTINUED)

                                                              STATE/COUNTRY OF INCORPORATION
                            NAME                                     OR ORGANIZATION
------------------------------------------------------------  ------------------------------
              ACI Plastics Packaging (Thailand) Ltd.........  Thailand
                ACI International ltd.......................  Australia
                  OI Andover Group Inc......................  Delaware
                    The Andover Group Inc...................  Delaware
                  Breadalbane Shipping PTE Ltd..............  Singapore
                  PT Kangar Consolidated Industries.........  Indonesia
                  ACI India LLC.............................  Delaware
                    Owens-Brockway (India) Limited..........  India
                  Owens-Illinois (NZ) Ltd...................  New Zealand
                    ACI Operations New Zealand Ltd..........  New Zealand
                  OI China LLC..............................  Delaware
                    Wuhan Owens Glass Container
                    Company Ltd.............................  China
                  Owens-Illinois (HK) Ltd...................  Hong Kong
                    ACI Guangdong Ltd.......................  Hong Kong
                      ACI Guangdong Glass Company Ltd.......  China
                    ACI Shanghai Ltd........................  Hong King
                      ACI Shanghai Glass Company Ltd........  China
                    ACI Tianjin Ltd.........................  Hong Kong
                      ACI Tianjin Mould Company Ltd.........  China
            OI European Group B.V...........................  Netherlands
              OI Europe (Machinery and Distribution)
              Limited.......................................  United Kingdom
              Closure & Packaging Services, Ltd.............  Guernsey
                Closure & Packaging Services (U.K.) Ltd.....  United Kingdom
                Closure & Packaging Services (Antilles)
                N.V.........................................  Netherlands Antilles
                  Closure & Packaging Services (Netherlands)
                    B.V.....................................  Netherlands
              UGG Holdings Ltd..............................  United Kingdom
                OI Overseas Management Company LLC..........  Delaware
                  United Glass Group Ltd....................  United Kingdom
                    United Glass, Limited...................  United Kingdom
              OI Glass Holdings B.V.........................  Netherlands
                Owens-Illinois International Management &
                  Trading Kft...............................  Hungary
                OI Italia S.r.l.............................  Italy
                  AVIR S.p.A................................  Italy
                    Avirunion, a.s..........................  Czech Republic
                    Sonator Investments B.V.................  Netherlands
                    Vetrerie Medid..........................  Italy
                    San Domenico Vetraria S.r.l.............  Italy
                    Nord Vetri S.p.A........................  Italy
                    Sicilvetro S.p.A........................  Italy
                      Vidrieria Rovira, S. A................  Spain
              Owens-Illinois International B. V.............  Netherlands
                PET Technologies Limited....................  United Kingdom
                Owens-Illinois Canadian Holdings B.V........  Netherlands
                  O-I Canada Corp...........................  Canada

                                                                      EXHIBIT 21

                              OWENS-ILLINOIS, INC.

                   SUBSIDIARIES OF THE REGISTRANT (CONTINUED)

                                                              STATE/COUNTRY OF INCORPORATION
                            NAME                                     OR ORGANIZATION
------------------------------------------------------------  ------------------------------
                Centro Vidriero de Venezuela, C.A...........  Venezuela
                Manufacturera de Vidrios Planos, C.A........  Venezuela
                OIV Holding, C.A............................  Venezuela
                  Owens-Illinois de Venezuela, C. A.........  Venezuela
                    Fabrica de Vidrio Los Andes, C. A.......  Venezuela
                Cristaleria Peldar, S.A.....................  Colombia
                Compania Nacional De Vidrios S.A............  Colombia
                Cristar S.A.................................  Colombia
                  Vidrieria Fenicia.........................  Colombia
                Industria de Materias Primas Limitiada......  Colombia
                Sao Raimundo Administracao, Participacoes e
                  Representacoes, Limitada..................  Brazil
                  Companhia Industrial Sao Paulo e Rio......  Brazil
                OI Finnish Holdings Oy......................  Finland
                  Ryttylan Muovi Oy.........................  Finland
                  Karhulan Lasi Oy..........................  Finland
                  A/S Jarvakandi Klaas......................  Estonia
                PET Technologies B. V.......................  Netherlands